UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, New York (Address of principal executive offices)	10003 (Zip Code)

(Registrant’s telephone number, including area code): (212) 284-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2022, ARYA Sciences Acquisition Corp IV (the “Company”) issued an unsecured convertible promissory note (the “Convertible Promissory Note”) to ARYA Sciences Holdings IV (the “Sponsor”), pursuant to which the Company may borrow $120,000 (the “Working Capital Loan”) from the Sponsor for general corporate purposes. Such loan may, at the Sponsor’s discretion, be converted into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Working Capital Shares”) at a conversion price equal to $10.00 per Working Capital Share. The terms of the Working Capital Shares will be identical to those of the private placement shares that were issued to the Sponsor in connection with the Company’s initial public offering that was consummated on March 2, 2021  (the “Private Placement Shares”). The Working Capital Loan will not bear any interest, and will be repayable by the Company to the Sponsor, if not converted or repaid on the effective date of an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Convertible Promissory Note). The Company granted customary registration rights to the Sponsor with respect to any Working Capital Shares, which shall constitute “Registrable Securities” pursuant to that certain Registration and Shareholder Rights Agreement, dated March 2, 2021, by and among the Company, the Sponsor and the other parties thereto. Further, each newly issued Working Capital Share shall bear the same transfer restrictions that apply to the Private Placement Shares, as contemplated by the Letter Agreement, dated February 25, 2021, by and among the Company, the Sponsor and the other parties thereto.

The foregoing description of the Convertible Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Convertible Promissory Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

Any Working Capital Shares issuable upon conversion of the Convertible Promissory Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Convertible Promissory Note, dated November 7, 2022 and issued to ARYA Sciences Holdings IV.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp IV

Date: November 7, 2022	By:	/s/ Michael Altman
Name:	Michael Altman
Title:	Chief Financial Officer

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